UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 13, 2017

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation’s (the “Company”) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2017, the Company announced the appointment of Bret A. Conklin as its Executive Vice President and Chief Financial Officer effective on April 13, 2017. Mr. Conklin has served as the Company’s Acting Chief Financial Officer since January 30, 2017 due to the brief hospitalization and untimely passing of the Company’s prior Chief Financial Officer, Dwayne D. Hallman.

Mr. Conklin, age 53, is a seasoned corporate finance executive, with over 30 years of experience in the insurance and financial services industry. Mr. Conklin joined the Company as Senior Vice President and Controller in 2002. Conklin previously served as Vice President of Kemper Insurance from 2000 through 2002, where he was responsible for all corporate financial reporting and accounting operations; Vice President and Controller of the Company from 1998 through 2000; and Vice President and Controller of Pekin Insurance from 1992 through 1998. He has seven years of public accounting experience with KPMG Peat Marwick from 1985 to 1992, specializing in its insurance industry practice.

Effective April 15, 2017, Mr. Conklin will receive a base salary of $320,000. He will continue to participate in the Company’s Annual Incentive Plan (“AIP”) and his target bonus will be 50% of his base salary beginning April 15th. Mr. Conklin will continue to participate in the Company’s Long-term Incentive Plan (“LTIP”). His current LTIP target is $280,000 comprised of three vehicles: (1) 50% performance-based RSUs; (2) 20% service-vested RSUs; and (3) 30% service-vested stock options. The terms and conditions of the Company’s AIP and LTIP program are outlined in greater detail in the “Compensation Discussion & Analysis” contained in the Company’s 2017 Proxy Statement filed on April 7, 2017.

A copy of the press release reporting the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also, the Company announces that Kelly Stacy, head of field operations, is leaving the Company effective April 21, 2017. Mr. Stacy’s current responsibilities will be absorbed by existing members of the management team.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release dated April 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

	By:	/s/ Donald M. Carley
		Name:	Donald M. Carley
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: April 13, 2017

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